UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 3, 2007

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:        (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material definitive Agreement.

On August 3, 2007, SMTC Corporation and certain of its subsidiaries based in the United States entered into an Amended and Restated US Loan Agreement dated as of August 3, 2007, among SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Massachusetts, SMTC Mex Holdings, Inc., Wachovia Capital Financial Corporation (Central), as Revolving Lender, Administrative Agent and Collateral Agent, and Monroe Capital Management Advisors LLC, as Tranche B Lender and Tranche B Agent (the “US Facility”). Also on August 3, 2007, SMTC Manufacturing Corporation of Canada/Societe de Fabrication SMTC du Canada entered into an Amended and Restated Canadian Loan Agreement dated as of August 3, 2007 among SMTC Manufacturing Corporation of Canada/Societe de Fabrication SMTC du Canada, Wachovia Capital Finance Corporation (Canada), as Revolving Lender and Agent, and Monroe Capital Management Advisors LLC, as Tranche B Lender and Tranche B Agent (the “Canadian Facility”).

Together, the US Facility and the Canadian Facility comprise a $40 million revolving credit facility and a $21.5 million term loan. The proceeds of the loans will be used to (i) repay an existing $35 million revolving facility and a term loan provided by Wachovia; (ii) repay two tranches of subordinated term debt held by a syndicate of lenders totaling $21 million; and (iii) fund future working capital and general corporate purposes. Availability under the revolving credit facilities is subject to certain borrowing base conditions based on the eligible inventory and accounts receivable. The revolving credit facilities bear interest at the US Prime rate. The term loan bears interest at LIBOR plus 4%, with the rate declining at predetermined levels based on the Registrant’s overall leverage. The US Facility and the Canadian Facility replace the existing revolver which bore interest at 0.5% in excess of the US Prime rate and the existing $9.5 million, $5 million and $15.8 million term loans which were at LIBOR plus 5%, the US Prime rate plus 2.5%, and 12%, respectively.

A press release announcing the new revolving credit facility and term loan was issued by SMTC Corporation on August 6, 2007, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2007, SMTC Corporation issued a press release announcing its financial results for its second quarter ended July 1, 2007, a copy of which is attached as Exhibit 99.2 to this Current Report and incorporated herein by reference.

On August 7, 2007, SMTC Corporation held a teleconference announcing its financial results for its second quarter ended July 1, 2007. A transcript of this teleconference is attached as Exhibit 99.3 to this Current Report and incorporated herein by reference.

The information being furnished under Item 2.02 in this Form 8-K, including the accompanying exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press Release of SMTC Corporation dated August 6, 2007.

99.2	Press Release of SMTC Corporation dated August 7, 2007.

99.3	Transcript of SMTC Corporation’s second quarter 2007 results teleconference held August 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: August 9, 2007	By:	/s/ Jane Todd
Name: Jane Todd Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of SMTC Corporation dated August 6, 2007.

99.2	Press Release of SMTC Corporation dated August 7, 2007.

99.3	Transcript of SMTC Corporation’s second quarter 2007 results teleconference held August 7, 2007.